UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015 (January 26, 2015)

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3520 Kraft Rd, Suite 300

Naples, FL 34105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 403-4600

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) New Forms of Award Agreements. On January 26, 2015, the Compensation and Leadership Development Committee (the “Compensation Committee”) of the Board of Directors of ACI Worldwide, Inc. (the “Company”) approved, as discussed below, the Company’s 2015 supplemental long-term incentive program (the “2015 Supplemental LTIP”). In conjunction with the 2015 Supplemental LTIP, the following forms of equity agreements were adopted: (i) form of LTIP Supplemental Performance Shares Agreement attached hereto as Exhibit 10.1 (the “Supplemental Performance Shares Agreement”); and (ii) form of LTIP Supplemental Non-Qualified Stock Option Agreement attached hereto as Exhibit 10.2 (the “Supplemental Non-Qualified Stock Option Agreement”)

In addition, on January 26, 2015, the Compensation Committee approved amendments to the Company’s base 2015 long-term incentive program (the “2015 LTIP”) equity agreements as part of the Company’s transition to the use of electronic equity agreements. The following amended equity agreements were adopted: (i) form of LTIP Performance Shares Agreement attached hereto as Exhibit 10.3 (the “Performance Shares Agreement”); and (ii) form of LTIP Non-Qualified Stock Option Agreement attached hereto as Exhibit 10.4 (the “Non-Qualified Stock Option Agreement”). Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K are incorporated herein by reference.

Grant of 2015 LTIP. Consistent with past practice, on January 26, 2015, the Compensation Committee granted awards of performance shares (“Performance Shares”) and nonqualified stock options as part of the 2015 LTIP. The Performance Shares comprised 60% of the grant value delivered pursuant to the 2015 LTIP awards and the nonqualified stock options comprised 40% of the grant value delivered pursuant to the 2015 LTIP awards. In prior years, LTIP awards were typically granted in December of the prior year. This year, the 2015 LTIP awards were granted in January. Each of the following executives were granted Performance Shares using the Company’s form of Performance Shares Agreement:

Name	Number of Targeted Performance Shares (assumes 100% attainment of performance goals)
Philip G. Heasley, President and Chief Executive Officer*	125,786
Scott W. Behrens, Senior Executive Vice President, Chief Financial Officer and Chief Accounting Officer*	62,992
Dennis P. Byrnes, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary*	62,992
Daniel Frate, Group President, Strategic Products & Global Markets	62,992
Carolyn Homberger, Group President, Customer Management and Maintenance	62,992
Craig A. Maki, Executive Vice President, Chief Corporate Development Officer and Treasurer*	62,992
David N. Morem, Executive Vice President and Chief Risk Officer*	62,992
Apratim Purakayastha, Group President, ACI On-Demand	62,992
Tony Scotto, Senior Executive Vice President, Technology	62,992

*	listed as a named executive officer in the Company’s proxy statement for its 2014 annual meeting of stockholders

Performance Shares under the 2015 LTIP are earned based upon the achievement, over a three-year period (the “Performance Period”), of performance goals relating to the following: (1) revenue growth as measured by compound annual growth rate over the Performance Period in the Company’s consolidated Sales, Net of Term Extensions (“SNET CAGR”) and (2) contribution margin as measured by the cumulative consolidated operating income over the Performance Period (“Cumulative Operating Income”).

The grantees will earn the Performance Shares only if both the SNET CAGR and Cumulative Operating Income performance goals exceed threshold performance levels. If the Company achieves the threshold performance level for both SNET CAGR and Cumulative Operating Income, then grantees will earn Performance Shares based on a performance matrix that provides 50% of the awarded Performance Shares are earned for threshold performance, 100% of the awarded Performance Shares are earned for target performance and 200% of Performance Shares are earned for performance at or above the maximum level and other specified earning percentages based on the actual performance of the Company against the performance goals. If the performance of the SNET CAGR and Cumulative Operating Income performance goals fall between the specified percentage ranges set forth in the performance matrix, the Compensation Committee will determine the award percentage earned by mathematical interpolation and rounded to the nearest whole share.

The 2015 LTIP awards also included a grant of nonqualified stock options representing 40% of the 2015 LTIP’s grant value to executives which stock options were granted using the Company’s form of Non-Qualified Stock Option Agreement. These stock options are scheduled to vest in three equal installments on the first, second and third anniversary of the grant date.

Grant of 2015 Supplemental LTIP

As a new type of award, on January 26, 2015, as an enhancement to the 2015 LTIP awards, the Compensation Committee granted 2015 Supplemental LTIP awards consisting of Supplemental Performance Shares and Supplemental Stock Options to certain executives. The Supplemental Performance Shares comprised 60% of the grant value delivered pursuant to the 2015 Supplemental LTIP awards and the Supplemental Stock Options comprised 40% of the grant value delivered pursuant to the 2015 Supplemental LTIP awards. Each of the following executives were granted Supplemental Performance Shares using the Company’s form of Supplemental Performance Shares Agreement:

Name	Number of Targeted Supplemental Performance Shares (assumes 100% attainment of performance goals)
Scott W. Behrens, Senior Executive Vice President, Chief Financial Officer and Chief Accounting Officer*	47,244
Daniel Frate, Group President, Strategic Products & Global Markets	31,496
Carolyn Homberger, Group President, Customer Management and Maintenance	47,244
Apratim Purakayastha, Group President, ACI On-Demand	47,244
Tony Scotto, Senior Executive Vice President, Technology	31,496

*	listed as a named executive officer in the Company’s proxy statement for its 2014 annual meeting of stockholders

Supplemental Performance Shares under the 2015 Supplemental LTIP are earned based upon the achievement, over a five-year period (the “Supplemental Performance Period”), of performance goals relating to the following: (1) revenue growth as measured by compound annual growth rate over the Supplemental Performance Period in the Company’s consolidated Sales, Net of Term Extensions (“Supplemental SNET CAGR”) and (2) contribution margin as measured by the cumulative consolidated operating income over the Supplemental Performance Period (“Supplemental Cumulative Operating Income”).

The grantees will earn the Supplemental Performance Shares only if both the Supplemental SNET CAGR and Supplemental Cumulative Operating Income performance goals exceed threshold performance levels. If the Company achieves the threshold performance level for both Supplemental SNET CAGR and Supplemental Cumulative Operating Income, then grantees will earn Supplemental Performance Shares based on a performance matrix that provides 50% of the awarded Supplemental Performance Shares are earned for threshold performance, 100% of the awarded Supplemental Performance Shares are earned for target performance and 200% of Supplemental Performance Shares are earned for performance at or above the maximum level and other specified earning percentages based on the actual performance of the Company against the performance goals. If the performance of the Supplemental SNET CAGR and Supplemental Cumulative Operating Income performance goals fall between the specified percentage ranges set forth in the performance matrix, the Compensation Committee will determine the award percentage earned by mathematical interpolation and rounded to the nearest whole share.

The Supplemental 2015 LTIP awards also included a grant to each of the executives who received a grant of Supplemental Performance Shares of Supplemental Stock Options representing 40% of the 2015 Supplemental LTIP’s grant value which stock options were granted using the Company’s form of Supplemental Non-Qualified Stock Option Agreement. These stock options are scheduled to vest in three equal annual installments on the third, fourth and fifth anniversary of the grant date. In addition, these options become exercisable, if at all, in three equal increments if the closing price per share of the Company’s common stock on the NASDAQ Global Select Market meets or exceeds 133%, 167% and 200%, respectively, of the closing price of the Company’s common stock on the grant date for at least 20 consecutive trading days prior to the fifth anniversary of the grant date.

2015 Executive MIC. On January 26, 2015, the Compensation Committee approved the 2015 Executive Management Incentive Compensation plan (the “2015 Executive MIC”) for the Company’s executives, including the Company’s named executive officers. The 2015 Executive MIC, including the 2015 short-term incentive goals (the “2015 Executive MIC Goals”), was established pursuant to and in accordance with the Executive Management Incentive Compensation Plan adopted by the Company’s stockholders at the Company’s 2013 annual stockholders’ meeting.

The objective of the 2015 Executive MIC is to incent executives to achieve or exceed the Company’s financial and performance goals for the Company’s fiscal year commencing January 1, 2015 (the “MIC Performance Period”). MIC bonus amounts are determined based upon the achievement of three categories of performance metrics: (1) Funding Metrics, (2) Operational Excellence, and (3) Business Unit Performance Metrics. A MIC bonus may be more or less than 100% (up to a maximum of 200%) of its target level depending upon the percentage attainment of the performance metrics in the executive’s plan. Performance attainment less than the threshold level indicated yields zero payout for that metric.

The Funding Metrics consist of the two consolidated Company financial metrics set forth in the table below. The total funded incentive pool available for payout to executives will be calculated based upon the achievement of these two metrics.

Company Performance Metric	Metric Weighting	Attainment Percentage	Payout Percentage
Operating Income	75%	90%	40%
		100%	100%
		118%	200%

Sales, Net of Term Extensions	25%	90%	40%
		100%	100%
		114%	200%

Certain executives have MIC plans comprised solely of the Funding Metrics above and Operational Excellence. Other executives have MIC plans that also include one or more Business Unit Performance Metrics.

Distribution of the funded incentive pool to executives depends upon each executive’s performance against his or her individual MIC plan metrics. In no event will the aggregate MIC bonuses paid to all plan participants exceed the amount of the funded incentive pool.

In order to be entitled to any payment under the 2015 Executive MIC, the executive must be an employee of the Company on the date of payment, except to the extent otherwise provided by the Company. If the executive’s employment with the Company is terminated for any reason prior to the payment date, the executive will not be eligible for a MIC bonus for the MIC Performance Period, and the executive will forfeit all rights to such payment except to the extent otherwise provided by the Company.

The Company reserves the right at any time during the MIC Performance Period to: (1) amend or terminate the 2015 Executive MIC in whole or in part, (2) revoke any eligible executive’s right to participate in the 2015 Executive MIC and (3) make adjustments to targets and payouts subject to the terms of the 2015 Executive MIC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of 2015 Supplemental Performance Shares Agreement for the Company’s 2005 Equity and Performance Incentive Plan, as amended.

10.2	Form of 2015 Supplemental Non-Qualified Stock Option Agreement for the Company’s 2005 Equity and Performance Incentive Plan, as amended.

10.3	Form of 2015 Performance Shares Agreement for the Company’s 2005 Equity and Performance Incentive Plan, as amended.

10.4	Form of 2015 Non-Qualified Stock Option Agreement – Employee for the Company’s 2005 Equity and Performance Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.

Dated: January 30, 2015	By:	/s/ Dennis P. Byrnes
Dennis P. Byrnes
Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of 2015 Supplemental Performance Shares Agreement for the Company’s 2005 Equity and Performance Incentive Plan, as amended.

10.2	Form of 2015 Supplemental Non-Qualified Stock Option Agreement for the Company’s 2005 Equity and Performance Incentive Plan, as amended.

10.3	Form of 2015 Performance Shares Agreement for the Company’s 2005 Equity and Performance Incentive Plan, as amended.

10.4	Form of 2015 Non-Qualified Stock Option Agreement – Employee for the Company’s 2005 Equity and Performance Incentive Plan, as amended.